June 12, 1996



Balcor Realty Investors 86-I A
Real Estate Limited Partnership
c/o The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road, Suite A200
Bannockburn, IL 60015

Attention:  Ilona Adams

Re: Agreement of Sale dated as of May 6, 1996 between Balcor Realty Investors 86-Series I A Real Estate Limited Partnership (the "Seller") and Security Capital Pacific Trusts (the "Purchaser"), as amended by a First Amendment to Agreement of Sale and Escrow Agreement dated May 31, 1996

Gentlemen:

We regret to inform you that, pursuant to paragraph 7.1 of the captioned document (the "Agreement"), Purchaser hereby terminates the Agreement.

While Purchaser remains interested in acquisition of the subject property, unfortunately it has not been feasible for us to complete our necessary inspection and evaluation activities within the time frame set forth in the Agreement.

While this must necessarily be a formal notice to comport with the requirements of the Agreement, we would like to express our interests in keeping the possibility of Purchaser's acquisition of the Property alive. To that end, we would be happy to discuss the matter with you at your convenience.

Sincerely,

Security Capital Pacific Trust


By:  /s/ Anthony R. Arnest
     ---------------------------------
Printed Name: Anthony R. Arnest
              ------------------------
Title: Vice President
       -------------------------------

                      [copies indicated on attached page]
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cc:  The Balcor Company
     Bannockburn Lake Office Plaza
     2355 Waukegan Road
     Suite A200
     Bannockburn, IL 60015
     Att: Alan Lieberman
     Facsimile No:  847/317-4462

     Katten, Muchin and Zavis
     525 West Monroe Street, Suite 1600
     Chicago, IL 60606
     Att: Daniel J. Perlman, Esq.
     Facsimile No:  312-902-1061

     Charter Title Insurance Company
     4655 Sweetwater Blvd.
     Suite 200
     Sugar Land, TX 77479
     Att: Francis Chetta
     Facisimile No:  713-242-1144

     Mayer, Brown & Platt
     190 South LaSalle Street
     Chicago, IL 60603
     Att: John F. Edelbrock, Jr. Esq.
     Facisimile:  312-701-7711
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